Exhibit 10.2

NONQUALIFIED STOCK OPTION

            , Optionee:

On             , deCODE genetics, Inc., a Delaware corporation (the “Corporation”), granted to you, the optionee named above, an option to purchase shares of the common stock of the Corporation (“Common Stock”).  This Option is a Nonqualified Stock Option (as hereinafter defined) and is intended to comply with the provisions of the United States Securities Act of 1933, as amended (the “Act”) and the regulations promulgated thereunder by the United States Securities and Exchange Commission.

This Option is granted under, and is subject to, the provisions of the Corporation’s 2006 Equity Incentive Plan, as amended from time to time (the “Plan”), which is incorporated herein by reference, and shall be exercisable only on the following terms and conditions:

The details of your option are as follows:

1.                                      Definitions.

(a)                                  “Administrator”   means the Board or a committee of the Board to which the Board delegates the administration of the Plan as provided herein.

(b)                                  “Board” means the Board of Directors of the Corporation.

(c)                                  “Code” means the Internal Revenue Code of 1986, as amended.

(d)                                  “Consultant” means a natural person who, or an employee of any entity that, has contracted directly with the Corporation or a Subsidiary to provide bona fide services to the Corporation or a Subsidiary not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee or a Non-Employee Director who is paid only for providing services as a member of the Board.

(e)                                  “Disability” shall have the meaning given such term in a person’s employment, consulting or other agreement with the Corporation or, in the absence thereof, in any disability insurance policy maintained by the Corporation or a Subsidiary employing or contracting with such person, or in the absence thereof, as defined in Section 22(e)(3) of the Code.

(f)                                    “Employee” means any common law employee of the Corporation or a Subsidiary, including any individual employed through an agreement between the Corporation or a Subsidiary and a professional employer organization; provided, however, that the term “Employee” does not include any individual who renders services pursuant to a written arrangement that expressly provides that the individual is not eligible for participation in the Plan, regardless if such individual is later determined by the Internal Revenue Service or a court of law to be a common law employee.

(g)                     “Fair Market Value”  means, as of any date:

(i)                                     If the Common Stock is listed on an established stock exchange or exchanges (including the Nasdaq Stock Market), the Fair Market Value shall be deemed to be the closing price of the Common Stock on such stock exchange or exchanges on the day before such date.  If no sale of Common Stock has been made on any stock exchange on that day, the Fair Market Value shall be deemed to be such closing price for the next preceding day on which a sale occurred.

(ii)                                  If the Common Stock is not listed on an established stock exchange (including the Nasdaq Stock Market), the Fair Market Value shall be the mean between the closing dealer “bid” and “asked” prices for the Common Stock for the day before such date, and if no “bid” and “asked” prices are quoted for the day before such date, the Fair Market Value shall be determined by reference to such prices on the next preceding day on which such prices were quoted.

(iii)                               In the event that the Common Stock is not traded on an established stock exchange (including the Nadsaq Stock Market) and no closing dealer “bid” and “asked” prices are available on the day before such date, then, subject to the conditions and limitations of Code Section 409A, and the guidance promulgated thereunder, the Fair Market Value will be the price established by the Administrator in good faith.

(iv)                              In connection with determining the Fair Market Value on any relevant day, the Administrator may use any source deemed reliable; and its determination shall be final and binding on all affected persons, absent clear error.

(h)                     “Immediate family” means a person’s spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers, grandchildren and any other family member as to whom a registration statement on Form S-8 may be used for the exercise of this Option.

(i)                        “Non-Employee Director” means a member of the Board or of the board of directors of a Subsidiary who is not an Employee.

(j)                        “Nonqualified Stock Option” means a stock option that does not satisfy the requirements of Code Section 422(b).

(k)                    “Retirement” means the termination of a person’s employment with or service as a Non-Employee Director of the Corporation or a Subsidiary following the first day of the month coincident with or next following such person’s (i) attainment of age 65, and (ii) completion of five (5) years service, in the case of an Employee, or three (3) years of service, in the case of a Non-Employee Director.

(l)                        “Subsidiary” means a subsidiary corporation, as defined in Code Section 424(f), that is a subsidiary of the Corporation.

(m)“Termination or Dismissal For Cause”   shall have the meaning ascribed to such term or a similar term in a person’s employment, consulting or other agreement with the Corporation, or in the absence thereof:

(i)                                     gross or habitual failure to perform the person’s assigned duties that is not corrected within fifteen (15) days of written notice to such person thereof; or

(ii)                                  misconduct, including, but not limited to: (A) conviction of a crime, or entry of a plea of nolo contendere with regard to a crime, involving moral turpitude or dishonesty, (B) illegal drug use or alcohol abuse on Corporation premises or at a Corporation sponsored event, (C) conduct by you which in the good faith and reasonable determination of the Board demonstrates gross unfitness to serve, (D) participation in a fraud or act of dishonesty against the Corporation, or (E) intentional, material violation by the person of any contract between the person and the Corporation.

2.                                      Total Number of Shares Subject to this Option.  The total number of shares of Common Stock subject to this Option is              (            ).

3.                                      Vesting.  Subject to the limitations contained herein, this Option will vest (become exercisable) as set forth on Schedule A.

4.                                      Exercise Price and Method of Payment.

(a)                                  Exercise Price.  The per share exercise price of this Option is $            .

(b)                                  Method of Payment.  Payment of the exercise price per share is due in full upon exercise of all or any part of this Option.  You may elect, to the extent permitted by applicable statutes and regulations and unless the Administrator otherwise provides prior to exercise, to make payment of the exercise price under one of the following alternatives:

(i)                                     In cash at the time of exercise; or

(ii)                                  By tendering shares of the Corporation’s Common Stock owned by you with a Fair Market Value equal to the aggregate exercise price;  provided, however, that Common Stock acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless the holding period requirements of Code Section 422(a)(1) have been satisfied, and Common Stock not acquired pursuant to the exercise of an Incentive Stock Option may not be tendered as payment unless it has been held, beneficially and of record, for at least six months (or such longer time as may be required by applicable securities law or accounting principles to avoid adverse consequences to the Corporation, a Subsidiary, or you); or

(iii)                               By delivery of a combination of the methods of payment permitted by subparagraphs 4(b)(i) and 4(b)(ii) above as the Administrator may approve; or

(iv)                              By irrevocably authorizing a third party to sell shares of the Corporation’s Common Stock (or a sufficient portion of the shares) acquired upon the exercise of this Option and to remit to the Corporation a sufficient portion of the sales proceeds to pay the entire exercise price and any tax withholding required as a result of such exercise.

5.                                      Whole Shares.  This Option may not be exercised for any number of shares which would require the issuance of anything other than whole shares.

6.                                      Securities Law Compliance.  Notwithstanding anything to the contrary contained herein, this Option may not be exercised unless the shares issuable upon exercise of this Option are then registered under the Act or, if such shares are not then so registered, the Corporation has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

7.                                      Term.  The term of this Option commences on the date hereof as set forth below, the date of grant, and expires on the tenth (10th) anniversary of such date (the “Expiration Date”), unless this Option expires sooner as set forth herein.  In no event may this Option be exercised on or after the Expiration Date.

8.                                      Exercise.

(a)                                  You may exercise this Option, to the extent specified above, by delivering an exercise notice (in a form then designated by the Corporation) together with the exercise price to the Corporation in person, by certified mail, together with such additional documents as the Corporation may then require for purposes of compliance with any applicable law, rule or regulation.

(b)                                  By exercising this Option, you agree that:

(i)                                     as a precondition to the completion of any exercise of this Option, the Corporation may require you to enter an arrangement providing for the payment by you to the Corporation of any tax withholding obligation of the Corporation arising by reason of: (A) the exercise of this Option; (B) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (C) the disposition of shares acquired upon such exercise; and

(ii)                                  at the request of the Corporation, you will execute and become a party to any voting agreement then in effect between the Corporation and any of its common stockholders.

(c)                                  Except as provided in this Section 8(c), this Option may be exercised only during the continuance of your employment or service with the Corporation or a Subsidiary.  The foregoing notwithstanding, in the event of your termination of employment or service, this Option shall lapse at the earlier of the Expiration Date or, unless otherwise determined by the Administrator:

(i)                                     in the case of an Employee or Non-Employee Director, one year from the date of such termination of employment or service due to Retirement or by the

Corporation or a Subsidiary other than Termination for Cause;

(ii)                                  eighteen (18) months from the date of such termination of employment or service due to death;

(iii)                               one year from the date of such termination of employment or service due to Disability;

(iv)                              three months from the date of such termination of employment or service due to your Termination or Dismissal For Cause or by you at your election;

(v)                                 immediately at any time following the date of such termination of employment or service if you disparage the Corporation or violate the terms of any non-competition or other agreement then in effect between you and the Corporation.

9.                                      Transferability. Except as provided in the following sentence, this Option is not transferable other than by will or by the laws of descent and distribution and shall be exercisable during your lifetime only by you.  The foregoing notwithstanding, with the prior approval of the Administrator, you may transfer this Option for no consideration to or for the benefit of one or more members of your Immediate Family (including a trust, partnership, or limited liability company or other entity for your benefit and/or the benefit of one or more of such family members to the extent that a registration statement on Form S-8 may be used for the exercise of this Option by such entity); provided that the transferee shall remain subject to all terms and conditions applicable to this Option prior to its transfer.

10.                               Option Not A Service Or Employment Contract.  This Option is neither a service nor an employment contract.  Nothing in this Option shall be deemed to: (i) create in any way whatsoever any obligation on your part to continue in the employ of the Corporation, or of the Corporation to continue your employment with the Corporation; or (ii) obligate the Corporation or any Subsidiary of the Corporation, or their respective stockholders, boards of directors, officers or employees to continue any relationship which you might have as an Employee, Non-Employee Director or Consultant for the Corporation or Subsidiary.

11.                               Notices.  Any notices provided for in this Option shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Corporation to you, five (5) days after deposit in the mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Corporation.

12.                               Gender.  Whenever the context requires, words denoting gender in this Option shall include the masculine, feminine and neuter.

*****

Dated:	, 2006	Very truly yours,

deCODE genetics, Inc.

By:
Kári Stefánsson, President

ATTACHMENTS:

Schedule A: Vesting Schedule

Form of Exercise Notice

deCODE genetics, Inc. 2006 Equity Incentive Plan

Schedule A

Vesting Schedule

The undersigned:

(a)                                           Acknowledges receipt of the foregoing Option and the attachments referenced therein and understands that all rights and liabilities with respect to this Option are set forth in the Option; and

(b)                                          Acknowledges that as of the date of grant of this Option, it sets forth the entire understanding between the undersigned optionee and the Corporation and its Subsidiaries regarding the acquisition of stock in the Corporation and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Corporation, and (ii) the following agreements only:

NONE
(Initial)

OTHER

Name:

Address:

NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION

Date of Exercise:

TO:                            deCODE genetics, Inc

This constitutes notice under my stock option agreement that I elect to purchase the number of shares for the price set forth below.

Stock option agreement dated:

Number of shares as to which option is hereby exercised:

Certificates to be issued in name of:

Total exercise price:	$

Cash payment delivered herewith:	$

Stock power and certificates for shares of Common Stock as permitted by stock option agreement attached hereto	Yes ☐	No ☐

Copy of irrevocable instructions delivered to a third party as permitted by stock option agreement attached hereto	Yes ☐	No ☐

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the deCODE genetics, Inc. 2006 Equity Incentive Plan, as amended, and (ii) to provide for the payment by me to you (in the manner designated by you) of your tax withholding obligation, if any, relating to the exercise of this Option.

Very truly yours,